Filed pursuant to Rule 497(e)
Registration Nos. 033-47508/811-06653
The Jensen Quality Growth Fund Inc.
Supplement to the
Statement of Additional Information
dated September 30, 2024
November 6, 2024
At a special meeting of shareholders of The Jensen Quality Growth Fund Inc. (the “Fund”) on
November 1, 2024, the Fund’s shareholders elected Kerry Barnett as an independent director of the Fund effective as of November 1, 2024.  Mr. Barnett was also appointed by the Board as a member of the Fund’s Audit Committee and Nominating Committee.
Within the Statement of Additional Information (“SAI”), please add the following to the
“Independent Directors” table beginning on page 6 of the SAI:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
INDEPENDENT DIRECTORS
Kerry E. Barnett The Jensen Quality Growth Fund Inc. 5500 Meadows Road, Suite 200 Lake Oswego, OR 97035 Year of Birth: 1957	Independent Director	Indefinite Term; since November 1, 2024.	Retired. President and Chief Executive Officer of SAIF Corp. (2015 – 2021).	1	Board member, Mutual of Enumclaw Insurance Company (not a public company), a property and casualty insurer, since 2021; Board member, CareOregon (not- for-profit) Medicaid insurance carrier, since 2020.
Within the SAI, please add the following under the heading “Board Conclusion on Individual
Director Skills, Attributes, Qualifications, and Experience” beginning on page 9 of the SAI:
Mr. Barnett was elected by the Fund’s shareholders on November 1, 2024 to serve as an
Independent Director of the Fund. Mr. Barnett retired in 2021 from SAIF Corp., where he had served as the President and Chief Executive Officer since 2015.  Mr. Barnett serves on the Board of Directors of each of Mutual of Enumclaw Insurance Company, a property and casualty insurer, and CareOregon, a not-for-profit Medicaid insurance carrier. Based on the foregoing,
Filed pursuant to Rule 497(e)
Registration Nos. 033-47508/811-06653
and his extensive experience as a chief executive officer and his extensive insurance industry knowledge and, the Board concluded that Mr. Barnett should serve as a Director of the Fund.
Any portion of the Fund’s Statement of Additional Information not specifically addressed in this supplement remains unchanged.
Please retain this supplement for future reference.